UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Murphy Oil Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MURPHY OIL CORPORATION Your Vote Counts! MURPHY OIL CORPORATION 2025 Annual Meeting Vote by May 13, 2025 11:59 PM ET. For shares held in a Plan, vote by May 12, 2025 11:59 PM ET. 9805 KATY FREEWAY, SUITE G-200 HOUSTON, TEXAS 77024 V66064-P27722-Z89611 You invested in MURPHY OIL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 14, 2025 10:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/MUR2025 * Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. C.P. Deming For 1b. L.R. Dickerson For 1c. M.A. Earley For 1d. E.M. Hambly For 1e. E.W. Keller For 1f. R.M. Murphy For 1g. J.W. Nolan For 1h. R.N. Ryan, Jr. For 1i. L.A. Sugg For 1j. R.B. Tudor, III For 2. Advisory vote to approve executive compensation. For 3. Approval of proposed 2025 Long-Term Incentive Plan. For 4. Approval of the appointment of KPMG LLP as independent registered public accounting firm for 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V66065-P27722-Z89611